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                                                                 Exhibit 99


                                  CERTIFICATION

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, Donald C. Wood, the President and Chief Executive Officer of Federal Realty Investment Trust (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period ending March 31, 2003, (the "Report"). The undersigned hereby certifies that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 7, 2003                           /s/ Donald C. Wood
                                      ------------------------------------------
                                      Donald C. Wood, President, Chief Executive
                                      Officer and Trustee (Principal Executive
                                      Officer)


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                                  CERTIFICATION

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, Larry E. Finger, the Senior Vice President and Chief Financial Officer of Federal Realty Investment Trust (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period ending March 31, 2003 (the "Report"). The undersigned hereby certifies that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 7, 2003                           /s/ Larry E. Finger
                                      ------------------------------------------
                                      Larry E. Finger, Senior Vice President and
                                      Chief Financial Officer (Principal
                                      Accounting Officer)